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                        MORGAN STANLEY MONEY MARKET FUND
                  MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY
                                  MARKET FUND

                               PORTFOLIOS OF THE
                          VAN KAMPEN SERIES FUND, INC.

                    SUPPLEMENT DATED OCTOBER 7, 1999 TO THE
                      PROSPECTUS DATED SEPTEMBER 30, 1998

    The section in the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

    Effective October 7, 1999, the Funds are suspending the continuous offering of their shares to investors. The Funds, however, will continue to reinvest dividends on a daily basis and to accept purchases for omnibus sweep accounts.